Note 11 - Business and Credit Concentrations, Major Customers and Geographic Information (Tables)	12 Months Ended
Oct. 31, 2015
Notes Tables
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
	Years ended October 31,
	2015	2014	2013
United States	$57,402,020	$65,457,787	$52,931,288
Outside the United States	16,166,718	17,519,945	22,334,750
Total net sales	$73,568,738	$82,977,732	$75,266,038